CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

							       Exhibit 10.14


Memorandum of Understanding between Nortel and Shiva for the OEM Development,
	    and Support of the Shiva AccessPort********************


The purpose of this M.O.U. is to summarize the discussions between Shiva and Nortel to date, and to confirm the respective intent with respect to the proposed transaction. Nortel and Shiva plan to develop and sign a contract, by October 15, 1996, which will be based on the terms and conditions as outlined in this M.O.U.

Manufacturing Rights


- Nortel shall have the option to manufacture the Rapport******************* ********, within the duration of the contract, according to Shiva's design specifications. A proposed ****** fee, paid to Shiva for the manufacturing license, will be negotiated. Reasonable manufacturing transfer and consulting assistance, will be negotiated. Shiva will make the final decision as to ******************* the AccessPort. If ********************
   the Shiva AccessPort for *******, the *************************.



- With Shiva's agreement, Nortel shall be *********** to manufacture the AccessPort, for Shiva ************* and Shiva's **********************
   ***********.  Shiva has the right to ********** from a ******************.


- Nortel shall pay Shiva a royalty, as defined in the royalty structure section, below, for the ************ shipped to Nortel ********** directly, or via Nortel's ***************************.

Royalty Structure

- Nortel shall pay Shiva a royalty equivalent to a **************** of *** of the ****** price of the product for volumes of ***** units or greater, over a ******** period, or a *************** of **** of the ******* price of the product for volumes less than ****** units, over a ******* period. In each case, Nortel will pay a ***** of **** royalty for each product within the ********** of the agreement, or for the ********* units (whichever comes first), if the **** or **** royalty is below *****. After the ********, or ********* units, the *** or *** royalty shall only apply. Shiva and Nortel will negotiate an ******** royalty structure ***** **** units (or ********, whichever comes first), and for Nortel *********, in the contract.

- A three months rolling forecast will be provided on a monthly basis (same as with ********) as well as a first year forecast for business planning purposes, independent of *************** direction.

- Prior to Nortel **************, Nortel will work with Shiva to *********** product/components ***************************. Any ************* or
   *********************** will be ***************** to Nortel.

Annual Maintenance and Support

- Shiva will provide ******** level support to Nortel, for the *************, similar to that described in Section 7 and Exhibit H of the Shiva/Nortel Agreement of May 15, 1995 for the ************ product.

-  Nortel agrees to pay Shiva ****** for support of the **********, as

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

   described in Section 7 and Exhibit H of the Shiva/Nortel Agreement of May 15, 1995 for the ********* product, in the ************** period, with support fees for subsequent years to be negotiated by the parties.

Shiva Software Upgrades

- During the term of any period for which Nortel has paid the agreed-upon annual maintenance and support fee, Shiva agrees to provide all Shiva software upgrades to Nortel *************************************. Any
   *************** of Shiva upgrades will be negotiated between the parties.

- Nortel will be the ************* of ******************* software to Nortel customers (e.g. alpha trial, beta trial, early adopter trial, release version) ************************************************************
   ************************.

Nortel OEM Requirements


- Nortel will re-label (Nortel branding) the Shiva AccessPort, similar to the Rapport*********** and ************* products.


- Shiva shall, on an ongoing basis, ************** the software, hardware and documentation, as is currently done for the ************. Details will be identified in the contract.


- Shiva shall certify Nortel's ************* based on the Nortel priority certification list as used for the Rapport*********, for those *********** which both Shiva and Nortel intend to sell their respective products. Nortel will only be responsible for Nortel specific certification in those countries where Nortel intends to sell the ************and which Shiva has no intention of seling their AccessPort. If Nortel manufactures the **** ******and recertification is required in countries where Nortel intends to sell, or is selling, the *************then Nortel will be responsible for Nortel specific certification.



- Shiva shall provide Nortel with a project plan for each release of the AccessPort software and/or hardware (including *************).


- Nortel shall have the option to ************** the *********** for specific Nortel customers, requiring ************************.

****************************** Features


- It is Nortel's intention to ******************* with ************ features and functions *******************************. Nortel and Shiva will determine which **************** is most appropriate for ************* the requested features ********************************************************
   ****************************************************************.  These
   functions will include, but are not limited to, the following:

     *******************************
	 *****************************
     ***********Rapport***************
	 *****************************
	 ***********************
	 *********************************

Notes:  1. The**********Rapport*********************** will be sold as part of
	   the ******Rapport brand.


Intellectual property rights associated with *********************** that
***********************************************************************.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

Intellectual property rights associated with ********************************
*****************************************************************************
with ******************************************************** determined by agreement between the parties.  Intellectual property rights associated with
****************************************************************************
*************************** with *******************************************
*********** determined by agreement between the parties.

This document is a M.O.U. only. Both parties will, in good faith, adhere to the terms and conditions as outlined in this M.O.U. until a contract is signed, at which point the contract will be legal and binding and supersede this M.O.U. Both parties agree to negotiate and sign a contract no later than October 15, 1996, *********************************************.


/s/ Micky Tsui                            /s/ Ed Gregory
------------------------                  -----------------------------
Micky Tsui                                Ed Gregory
AVP Internet Solutions                    VP Business Development
Nortel                                    Shiva Corporation